UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): April 21, 2006
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
DOLLAR FINANCIAL GROUP, INC.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

NEW YORK (State or Other Jurisdiction of Incorporation or Organization)	333-18221 (Commission file number)	13-2997911 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K is filed by Dollar Financial Corp., a Delaware corporation, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and by the Company’s wholly-owned subsidiary, Dollar Financial Group, Inc., a New York corporation, pursuant to Section 15(d) of the Exchange Act.

Item 2.02.	Results of Operations and Financial Condition.
On April 21, 2006, Dollar Financial Corp. and Dollar Financial Group, Inc. announced their estimated revenue and income before income taxes for the third quarter ended March 31, 2006 and certain other information. A copy of the press release announcing these estimates and certain other information is attached hereto as Exhibit 99.1.
The information in this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release issued by Dollar Financial Corp. and Dollar Financial Group, Inc. on April 21, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: April 24, 2006	By:	/s/ Randy Underwood
Randy Underwood
Executive Vice President and Chief Financial Officer

DOLLAR FINANCIAL GROUP, INC.
Date: April 24, 2006	By:	/s/ Randy Underwood
Randy Underwood
Executive Vice President and Chief Financial Officer

EXHIBIT TABLE

Exhibit	Description
99.1	Press Release issued by Dollar Financial Corp. and Dollar Financial Group, Inc. on April 21, 2006.